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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2, of our report included herein dated February 9, 2001, except for the fourth paragraph of Note 6, the date of which is March 6, 2001, relating to the consolidated financial statements of Color Imaging Inc.



                                             LAZAR LEVINE & FELIX LLP


New York, NY
December 19, 2001